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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                January 27, 1997

                            PENN VIRGINIA CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    VIRGINIA
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                 (State or Other Jurisdiction of Incorporation)

        0-753                                            23-1184320
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(Commission File No.)                       (I.R.S. Employer Identification No.)

                 100 Matsonford Road Suite 200, Radnor, PA 19087
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                    (Address of Principal Executive Offices)

                                      19087
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                                   (Zip Code)

                                 (610) 687-8900
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              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS

         Penn Virginia Corporation issued a press release on January 23, 1997 with respect to a coal reserve acquisition and it's preliminary year end results. The press release is filed as Exhibit 99 to this Form 8-K, and the text of the press release is incorporated by reference herein.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) The following is filed as part of this Current Report on Form 8-K:


         Exhibit                    Description

         99                         Press release dated January 23, 1997





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on January 27, 1997.

                                                     PENN VIRGINIA CORPORATION

                                                     By:


                                                     /s/ Steven W. Tholen
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                                                     Steven W. Tholen
                                                     Vice President and
                                                     Chief Financial Officer